UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 15, 2010 (Date of earliest event reported)
Mexco Energy Corporation (Exact name of registrant as specified in its charter)
CO (State or other jurisdiction of incorporation)	0-6694 (Commission File Number)	84-0627918 (IRS Employer Identification Number)
	214 W. Texas Avenue, Suite 1101 Midland, TX (Address of principal executive offices)	79701 (Zip Code)
Registrant's telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.07	Submission of Matters to a Vote of Security Holders

Mexco Energy Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on September 14, 2010.  At the Annual Meeting, the Company’s stockholders were requested to (i) elect six directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2011 Annual Meeting of Stockholders and (ii) ratify the Audit Committee of the Board of Directors’ selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.  Each of these items is more fully described in the Company’s proxy statement filed on July 16, 2010.

The final results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Withheld
Thomas R. Craddick	1,171,105	24,286
Thomas Graham, Jr.	1,168,740	26,651
Arden R. Grover	1,191,330	4,061
Paul G. Hines	1,190,830	4,561
Jack D. Ladd	1,191,953	3,438
Nicholas C. Taylor	1,169,252	26,139

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
Grant Thornton LLP	1,482,835	18,536	24,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Date: September 15, 2010	By: /s/ Tammy McComic
Tammy McComic
Executive Vice President and Chief Financial Officer